Exhibit 10.2

                            SHARE ISSUANCE AGREEMENT

SHARE ISSUANCE AGREEMENT dated the 23rd day of January, 2013

BETWEEN:

Asia-Pacific Capital Ltd of Dekk House, Rue de Zippora, Province Mahe, Seychelles (hereinafter, the "SUBSCRIBER")

AND:

Americas Diamond Corp., a Nevada domestic corporation, 2nd Floor, Berkeley Square House, Berkeley Square, London, W1J 6BD, United Kingdom (hereinafter, the "COMPANY")

NOW THEREFORE THIS SHARE ISSUANCE AGREEMENT ("AGREEMENT") WITNESSES that the parties hereto agree as follows:

                           ARTICLE 1 - INTERPRETATION

SECTION 1.1. DEFINITIONS. When used in this Agreement (including the recitals and schedules hereto) or in any amendment hereto, the following terms shall, unless otherwise expressly provided, have the meanings assigned to them herein:

"BANKING DAY" shall mean any day other than a Saturday, Sunday, public holiday under the laws of the State of Nevada or other day on which banking institutions are authorized or obligated to close in Nevada.

"CHARTER DOCUMENTS" means contacting documents and by-laws, and all amendments thereto;

"CONSENT" means any permit, license, approval, consent, order, right, certificate, judgment, writ, injunction, award, determination, direction, decree, authorization, franchise, privilege, grant, waiver, exemption and other concession or by-law, rule or regulation;

"UNIT PRICE" means a price equal to 95% of the volume weighted average of the closing price (the "VWAP") of Common Stock, for the ten (10) Banking Days immediately preceding the date of the Notice, as quoted on Google Finance, or other source of stock quotes as agreed to by the parties; and

"DOLLAR" or "$" means the currency of the United States of America.

                         ARTICLE 2 - THE SHARE ISSUANCE

SECTION 2.1. SHARE ISSUANCE.
The Subscriber shall make available to the Company in accordance with, and subject to the terms and conditions of, this Agreement, until January 22, 2015 (the "COMPLETION DATE"), up to $3,200,000 by way of Advances in accordance with this Sections 2.2, 2.3 and 2.4 of this Agreement. The Completion Date may be extended for an additional term of up to twelve months at the option of the Company or the Subscriber upon written notice on or before the Completion Date in accordance with the notice provisions in Section of this Agreement.


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SECTION 2.2. THE ADVANCES.
On the terms and conditions set forth herein the Subscriber, from time to time, on any Banking Day, prior to the Completion Date, agrees to make advances to the Company ("ADVANCES").

SECTION 2.3. PROCEDURE TO REQUEST ADVANCES.
Each Advance shall be made on or before five Banking Days following notice from the Company. Each such notice shall be given by a notice to the Subscriber in the form substantially the same as the form attached hereto in Schedule A (each a "NOTICE").

SECTION 2.4. SUBSCRIPTION AGREEMENT.
Upon making each Advance, the Subscriber shall provide an executed Subscription Agreement, in a form acceptable to both to this Agreement, to the Company.

SECTION 2.5. USE OF PROCEEDS.
The Company shall use all Advances to fund operating expenses, acquisitions, working capital and general corporate activities.

SECTION 2.6 OPTION.
The Subscriber may, at their discretion, take the option to subscribe up to a further $1,800,000, when the total subscription from this agreement has been received by the Company.

                   ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

SECTION 3.1. REPRESENTATIONS AND WARRANTIES.
The Company represents and warrants to the Subscriber:

(a) Organization and Corporate Power. The Company has been duly incorporated and organized and is validly subsisting and in good standing under the laws of its jurisdiction and has full corporate right, power and authority to enter into and perform its obligations under the Agreement to which it is or shall be a party and has full corporate right, power and authority to own and operate its properties and to carry on its business;

(b) Conflict with Other Instruments. The execution and delivery by the Company of the Agreement and the performance by the Company of its obligations thereunder, do not and will not: (i) conflict with or result in a breach of any of the terms, conditions or provisions of: (A) the charter documents of the Company; (B) any law applicable to or binding on the Company; or (C) any contractual restriction binding on or affecting the Company or its properties the breach of which would have a material adverse effect on the Company; or (ii) result in, or require or permit: (A) the imposition of any lien on or with respect to the properties now owned or hereafter acquired by the Company; or (B) The acceleration of the maturity of any debt of the Company, under any contractual provision binding on or affecting the Company;


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(c)  Consents, Official Body Approvals. The execution and delivery of the
     Agreement and the performance by the Company of its obligations thereunder have been duly authorized by all necessary action on the part of the Company, and no Consent under any applicable law and no registration, qualification, designation, declaration or filing with any official body having jurisdiction over the Company is or was necessary therefore. The Company possesses all Consents, in full force and effect, under any applicable Law which are necessary in connection With the operation of its business, the non-possession of which could reasonably be expected to have a material adverse effect on the Company;

(d) Execution of Binding Obligation. The Agreement has been duly executed and delivered by the Company and, when duly executed by the Company and delivered for value, the Agreement will constitute legal, valid and binding obligations of the Company, enforceable against The Company, in accordance with its terms;

(e) No Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Company, after due inquiry, threatened against or affecting the Company (nor, to the knowledge of the Company, after due inquiry, any basis therefor) before any official body having jurisdiction over the Company which purport to or do challenge the validity or propriety of the transactions contemplated by the Share Issuance the Company, which if adversely determined could reasonably be expected to have a material adverse effect on the Company;

(g) Absence of Changes. Since the date of the most recently delivered financial statements of the Company, the Company has carried on its business, operations and affairs only in the ordinary and normal course consistent with past practice.

                      ARTICLE 4 - COVENANTS OF THE COMPANY

SECTION 4.1. AFFIRMATIVE COVENANTS.
Until the Completion Date, the Company shall:

(a) COMPLIANCE WITH LAWS, ETC. Comply with all applicable laws, non-compliance with which could have a material adverse effect on the Company;

(b) PAYMENT OF TAXES AND CLAIMS. Pay and discharge before the same shall become delinquent: (i) all taxes and assessments; and (ii) all lawful claims which, if unpaid, might become a lien upon or in respect of the Company's assets or properties;

(c) MAINTAIN TITLE. Maintain and, as soon as reasonably practicable, defend and take, all action necessary or advisable at any time, and from time to time, to maintain, defend, exercise or renew its right, title and interest in and to all of its property and assets;

(d) PAY OBLIGATIONS TO SUBSCRIBER AND PERFORM OTHER COVENANTS. Make full and timely payment of its obligations hereunder and duly comply with the terms and covenants contained in this Agreement, all at the times and places and in the manner set forth therein;


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(e)  FURTHER ASSURANCES. At its cost and expense, upon request by the
     Subscriber, duly execute and deliver, or cause to be duly executed and delivered, to the Subscriber, such further instruments and do and cause to be done such other acts as may be necessary or proper in the reasonable opinion of the Subscriber to carry out more effectually the provisions and purposes of this Agreement.

                           ARTICLE 5 - SHARE ISSUANCE

SECTION 5.1 SHARE ISSUANCE.
The Company shall issue, within fifteen (15) Banking Days following the date of the receipt by the Company of any Advance under this Agreement, units (each a "UNIT") of the Company at the Unit Price. Each Unit shall consist of one share (each a "SHARE") of the common stock of the Company (the "COMMON STOCK") and one share purchase warrant (each a "Warrant"). Each Warrant shall entitle the Subscriber to purchase one additional share (each a "WARRANT SHARE") of Common Stock, at an exercise price equal to 110% of the Unit Price at which the Unit containing the Warrant being exercised was issued, for a period of two (2) years from the date such Warrant is issued. Upon receipt of any Advance under this Agreement, the Company shall promptly cause its registrar and transfer agent to issue the certificates representing the Shares. If the Subscriber exercises the Warrants, the Company shall promptly cause its registrar and transfer agent to issue the certificates representing the Warrant Shares.

SECTION 5.2 FRACTIONAL SHARES.
Notwithstanding any other provisions of this Agreement, no certificate for fractional shares of the Shares or the Warrant Shares shall be issued to the Subscriber. In lieu of any such fractional shares, if the Subscriber would otherwise be entitled to receive a fraction of a share of the Shares or Warrant Shares following a Share Issuance or exercise of a Warrant, as applicable, the Subscriber shall be entitled to receive from the Company a stock certificate representing the nearest whole number of shares of the Company.

                            ARTICLE 6 - MISCELLANEOUS

SECTION 6.1. NOTICES, ETC.
Except as otherwise expressly provided herein, all notices, requests, demands, directions and communications by one party to the other shall be sent by hand delivery or registered mail or fax, and shall be effective when hand delivered or when delivered by the relevant postal service or when faxed and confirmed, as the case may be. All such notices shall be addressed to the President of the notified party at its address given on the signature page of this Agreement, or in accordance with any unrevoked written direction from such party to the other party.

SECTION 6.2. NO WAIVER; REMEDIES.
No failure on the part of the Subscriber or the Company to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.


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SECTION 6.3. JURISDICTION.
(1) Each of the parties hereby irrevocably attorns to the non-exclusive jurisdiction of the Courts of the State of Nevada in any action or proceeding arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law; and (2) nothing in this Section 6.3 shall affect the right of the Subscriber to serve legal process in any other manner permitted by Law or affect the right of the Subscriber to bring any action or proceeding against the Company or its property in the courts of other jurisdictions.

SECTION 6.4. SUCCESSORS AND ASSIGNS.
The Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Subscriber, which consent may be arbitrarily withheld.

SECTION 6.5. SEVERABILITY.
If one or more provisions of this Agreement be or become invalid, or unenforceable in whole or in part in any jurisdiction, the validity of the remaining provisions of this Agreement shall not be affected. The parties hereto undertake to replace any such invalid provision without delay with a valid provision which as nearly as possible duplicates the economic intent of the invalid provision.

SECTION 6.6. COUNTERPARTS.
This Agreement may be executed in counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

SECTION 6.7. SYNDICATION/PARTICIPATION.
The Subscriber may not sell, transfer, assign, participate, syndicate or negotiate to one or more third parties, in whole or in part, the Commitment and its rights under this Agreement, without the prior written consent of the Company, which consent may not be arbitrarily withheld.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Asia-Pacific Capital Ltd                      Americas Diamond Corp


By: /s/ Authorized Signatory                  By: /s/ Daniel Martinez-Atkinson
   -------------------------------               -------------------------------
   Authorized Signing Officer                    Authorized Signing Officer


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
                                   SCHEDULE A

NOTICE

To:  Asia-Pacific Capital Ltd (the "Subscriber")

The undersigned, Americas Diamond Corp. (the "Company") hereby requests an advance of $________________, in accordance with the terms and conditions set forth in the Share Issuance agreement dated January 23, 2013, between the Subscriber and the Company and as of the Date of Notice written below.

DATE OF NOTICE:                         ________________

Remaining amount to be advanced
under the Share Issuance:               ________________

_______________________________

Per:___________________________
    Authorized Signatory

The Subscriber hereby acknowledges receipt of this Notice and agrees with the amounts set out above as of this Notice.

_______________________________

Per:___________________________
    Authorized Signatory


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
Schedule B - Subscription Agreement

                             SUBSCRIPTION AGREEMENT

                              AMERICAS DIAMOND CORP

Americas Diamond Corp., a Nevada corporation (hereinafter the "Company"), and the undersigned (hereinafter the "Subscriber") agree as follows:

WHEREAS:

A. The Company desires to issue a maximum of ___________ shares of common stock of the Company, par value at $0.001 per share; and

B. Subscriber desires to acquire that number of shares as is set forth on the signature page hereof (hereinafter the "Shares") at the purchase price set forth herein.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set-forth, the parties hereto do hereby agree as follows:

1. SUBSCRIPTION FOR SHARES

1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase the Shares from the Company at a price equal to $0.001 per share, and the Company agrees to sell the Shares to Subscriber in consideration of said purchase price. Upon execution, this subscription shall be irrevocable by Subscriber.

1.2 The purchase price for the Shares subscribed to hereunder is payable by the Subscriber contemporaneously with the execution and delivery of this Subscription Agreement to Daniel Martinez, Americas Diamond Corp., 2nd Floor Berkley Square House, Berkeley Square, London, W1J 6BD or such other place as the Company shall designate in writing. Payment can be made either by submitting a personal check, cashier's check or money order or by such other consideration that the board deems advisable in its discretion (e.g., promissory note), for the full purchase price of $0.001 per Share with the executed Subscription Agreement. Payments shall be made payable to "Americas Diamond Corp."

2. REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

2.1 Subscriber hereby acknowledges, represents and warrants to the Company the following:

     (A) Subscriber acknowledges that the purchase of the shares subscribed to herein involves a high degree of risk in that the Company has only recently been incorporated and may require substantial funds;

     (B) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;

     (C) Subscriber has such knowledge and experience in finance, securities, investments, including investment in unlisted and unregistered securities, and other business matters so as to be able to protect its interests in connection with this transaction;

     (D) Subscriber acknowledges that no market for the Shares presently exists and none may develop in the future and accordingly Subscriber may not be able to liquidate its investment;

     (E) Subscriber hereby acknowledges (i) that this offering of Shares has not been reviewed by the United States Securities and Exchange Commission ("SEC") or by the securities regulator of any state; (ii) that the Shares are being issued by the Company pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933; and (iii) that any certificate evidencing the Shares received by Subscriber will bear a legend in substantially the following form:

          THE STOCK REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER UNLESS IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER AND THAT SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

     (F)  Subscriber is not aware of any advertisement of the Shares.

2.1 REPRESENTATIONS BY THE COMPANY

3.1 The Company represents and warrants to the Subscriber that:

     (A) The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

     (B) Upon issue, the Shares will be duly and validly issued, fully paid and non-assessable common stock in the capital of the Company.

                              TERMS OF SUBSCRIPTION

4.1 Pending acceptance of this subscription by the Company, all funds paid hereunder shall be deposited by the Company and immediately available to the Company for its general corporate purposes.

4.2 Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to Subscriber's address indicated herein.

4.3 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada. Exclusive venue for any dispute arising out of this Subscription Agreement or the Shares shall be the state or federal courts sited in Clark County, Nevada. 4.4 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the ___ day of ______, 201_.

Number of Shares Subscribed For:        ________________________________________

Total Purchase Price:                   ________________________________________

Signature of Subscriber:                ________________________________________

Name of Subscriber:                     ________________________________________

Address of Subscriber:                  ________________________________________

ACCEPTED BY: AMERICAS DIAMOND CORP.

Signature of Authorized Signatory:      ________________________________________

Name of Authorized Signatory:           ________________________________________

Date of Acceptance:                     ________________________________________

                                  APPENDIX "A"

TERMS AND CONDITIONS dated ________ ___, 201_, attached to the Warrants issued by Americas Diamond Corp.

1. INTERPRETATION

1.1 Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

     (a) "Company" means Americas Diamond Corp. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter "Company" will mean such successor corporation;

     (b) "Company's Auditors" means an independent firm of accountants duly appointed as auditors of the Company;

     (c) "Director" means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

     (d) "herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section," followed by a number refer to the specified Article or Section of these Terms and Conditions;

     (e) "person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

     (f) "shares" means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

     (g)  "Warrant Holders" or "Holders" means the holders of the Warrants; and

     (h) "Warrants" means the warrants of the Company issued and presently authorized and for the time being outstanding.

1.2 Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3 Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4 Applicable Law

The Warrants will be construed in accordance with the laws of the State of Nevada.

2. ISSUE OF WARRANTS

2.1 Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

2.2 Warrant to Rank PARI PASSU

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank PARI PASSU whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3 Issue in substitution for Lost Warrants

     (a) In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

     (b) The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4 Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3. NOTICE

3.1 Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder's Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2 Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

     Americas Diamond Corp.
     2nd Floor
     Berkeley Square House
     Berkeley Square
     London
     W1J 6BD

     Attention:  Daniel Martinez

     Fax:  +44 207 887 6001

     with a copy to:

     Macdonald Tuskey
     Corporate and Securities Lawyers
     1210 - 777 Hornby Street
     Vancouver, British Columbia
     Canada   V6Z 1S4

     Attention:  William L. Macdonald

     Fax:  (604) 681-4761

4. EXERCISE OF WARRANTS

4.1 Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to or to the order of the Company, at par, in Vancouver, Canada, for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3.2.

4.2 Effect of Exercise of Warrants

     (a) Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

     (b) Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

4.3 Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

4.4 Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

4.5 Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.6 Time of Essence

Time will be of the essence hereof.

4.7 Subscription Price

Each Warrant is exercisable at a price per share (the "Exercise Price") of US$______. One (1) Warrant and the Exercise Price are required to subscribe for each share during the term of the Warrants.

4.8 Adjustment of Exercise Price

     (a) The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

          (i) If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

          (ii) In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a "Reorganization"), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company's resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

               In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

               The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4.8(a)(ii).

     (b) The adjustments provided for in this Section 4.8 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.9 Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company's Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5. COVENANTS BY THE COMPANY

5.1 Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

6. WAIVER OF CERTAIN RIGHTS

6.1 Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or Officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

7. MODIFICATION OF TERMS, MERGER, SUCCESSORS

7.1 Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

7.2 Warrants Not Transferable

The Warrant and all rights attached to it are not transferable.

                              FORM OF SUBSCRIPTION

TO: Americas Diamond Corp.
    2nd Floor, Berkeley Square House, Berkeley Square
    London, W1J 6BD

The undersigned Holder of the within Warrants hereby subscribes for common shares (the "Shares") of Americas Diamond Corp. (the "Company) pursuant to the within Warrants at US$________ per Share on the terms specified in the said Warrants. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned hereby directs that the Shares be registered as follows:

                                                                NUMBER OF
     NAME(S) IN FULL                 ADDRESS(ES)                 SHARES
     ---------------                 -----------                 ------

_________________________     _________________________     ____________________

_________________________     _________________________     ____________________

                              TOTAL:                        ____________________

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this ____ day of _________, ____.

In the presence of:

________________________________                ________________________________
Signature of Witness                            Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss) ________________________________

Address              ________________________________

                     ________________________________

                          INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.